ENTERPRISE FINANCIAL SERVICES CORP SECOND QUARTER 2016 INVESTOR PRESENTATION

1 Some of the information in this report contains “forward-looking statements” within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission which are available on our website at www.enterprisebank.com. FORWARD-LOOKING STATEMENT

2 COMPANY SNAPSHOT FDIC Data ENTERPRISE BANK $3.8 Billion IN TOTAL ASSETS ENTERPRISE TRUST Billion IN ASSETS UNDER ADMINISTRATION CONCENTRATED ON PRIVATE BUSINESSES AND OWNER FAMILIES RELATIONSHIP DRIVEN ATTRACT TOP TALENT IN MARKETS PRODUCT BREADTH • BANKING • TRUST & WEALTH MANAGEMENT • TREASURY MANAGEMENT PROVEN ABILITY TO GROW COMMERCIAL AND INDUSTRIAL “C&I” LOANS STRONG BALANCE SHEET WITH ATTRACTIVE RISK PROFILE FOCUSED BUSINESS MODEL: Operates in MSAs St. Louis Kansas City Phoenix $1.5

3 DIFFERENTIATED BUSINESS MODEL: BUILT FOR QUALITY EARNINGS GROWTH FOCUSED AND WELL-DEFINED STRATEGY AIMED AT BUSINESS OWNERS, EXECUTIVES AND PROFESSIONALS TARGETED ARRAY OF BANKING AND WEALTH MANAGEMENT SERVICES TO MEET OUR CLIENTS’ NEEDS EXPERIENCED BANKERS AND ADVISORS Enterprise Bank Financial & Estate Planning Tax Credit Brokerage Business & Succession Planning Trust Administration Enterprise Trust Investment Management Enterprise University Treasury Management Personal & Private Banking Commercial & Business Banking PRIVATE BUSINESSES & OWNER FAMILIES Mortgage Banking

4 EU is a Continuing Series of More than 30 High-Impact Workshops for Business Owners DESIGNED TO HELP MANAGEMENT TEAMS GROW THEIR BUSINESSES EU IS OFFERED SEMI-ANNUALLY TO ENTERPRISE CLIENTS AND PROSPECTS ALIKE ENTERPRISE UNIVERSITY: A KEY BRAND DIFFERENTIATOR EU is Unique and Highly Valued; A Clear Differentiator MORE THAN 15,000 PARTICIPANTS TO DATE BUILT TO ENHANCE THE SALES PROCESS, SET THE BANK APART FROM COMPETITORS CREATES “RAVING FANS” FOR ENTERPRISE

5 6th RANKED IN DEPOSIT SHARE1, LARGEST PUBLICLY HELD BANK BASED IN ST. LOUIS2 STRONG TRACK RECORD OF SUCCESS IN ST. LOUIS 1 6/30/15 FDIC data 2 Excludes Bank Unit of Stifel Nicolaus 3 Excludes specialized lending products $1.5 BILLION WEALTH MANAGEMENT BUSINESS $1.4 3 BILLION IN LOANS $1.5 BILLION IN DEPOSITS CONSISTENT ABILITY TO PRODUCE LOAN GROWTH – 3% CAGR3 in C&I Loans OVER PAST FIVE YEARS ATTRACTING Top Level BANKERS

6 ENTERED MARKET IN 2000 $549 Million IN LOANS $649 Million IN DEPOSITS ADDITIONAL GROWTH OPPORTUNITIES STRONG FOOTPRINT IN DESIRABLE Johnson County SIMILARITY TO ST. LOUIS’ Stable and Diverse Economic Profile ENABLES SIMILAR MARKET STRATEGIES Kansas City

7 ADDITIONAL GROWTH OPPORTUNITIES Source: 6/30/15 FDIC data, SNL Financial ESTABLISHED PRESENCE IN 2009 $190 Million IN LOANS $101 Million IN DEPOSITS Phoenix-Mesa-Scottsdale, AZ REBOUNDING ECONOMY WITH Strong Growth POTENTIAL. Twelfth Largest Metro AREA IN THE NATION HIGHLY CONCENTRATED BANKING MARKET Favorable for EFSC’s Business Focused, HIGH SERVICE MODEL Phoenix 73% Institution (ST) 2015 Number of Branches 2015 Total Deposits in Market ($000) 2015 Total Market Share (%) JPMorgan Chase & Co. (NY) 186 21,240,263 27.11 Wells Fargo & Co. (CA) 174 19,909,586 25.41 Bank of America Corp. (NC) 106 15,932,016 20.34 Western Alliance Bancorp (AZ) 7 2,924,037 3.73 BBVA 50 2,676,363 3.42 Bank of Montreal 41 2,138,579 2.73 Zions Bancorp. (UT) 24 1,619,477 2.07 U.S. Bancorp (MN) 65 1,442,391 1.84 Midland Financial Co. (OK) 26 1,262,768 1.61 New York Community Bancorp (NY) 14 970,523 1.24 Enterprise Financial Services (MO) 1* 86,979 0.11 Total For Institutions In Market 877 78,343,619 * Second location opened in November 2015

8 CROSS-SELLING AND BUSINESS BANKING INITIATIVES COMPLEMENT PRIMARY COMMERCIAL STRATEGY HIGH Client Satisfaction PAVES WAY FOR ADD-ON PRODUCT SALES Cross-sells accounted for 33% OF TREASURY MANAGEMENT PRODUCT IMPLEMENTATIONS IN THE FIRST HALF OF 2016 Business Banking Initiative TARGETING $1-10 MILLION REVENUE BUSINESSES, Produced 62% Increase IN BUSINESS BANKING RELATIONSHIPS IN 2015; AVERAGE CROSS-SELL RATIO 4.7, 20% Higher THAN PRIOR YEAR BRANCH ORGANIZATION MOBILIZED TO Cross-Sell Personal Banking Services TO COMMERCIAL AND BUSINESS BANKING CLIENTS ESTABLISHED Distinct Sales and Relationship Management Models TO EFFICIENTLY PENETRATE AND SERVICE THE MARKET

9 HISTORY OF STRONG C&I GROWTH $763 $963 $1,042 $1,264 $1,484 $1,541 2011 2012 2013 2014 2015 6/30/2016 In millions

10 Tax Credit Programs. $153 MILLION IN LOANS OUTSTANDING RELATED TO FEDERAL NEW MARKETS, HISTORIC AND MISSOURI AFFORDABLE HOUSING TAX CREDITS. $183 MILLION IN FEDERAL & STATE NEW MARKETS TAX CREDITS AWARDED TO DATE. Enterprise Value Lending. $354 MILLION IN M&A RELATED LOANS OUTSTANDING, PARTNERING WITH PE AND VC FIRMS Life Insurance Premium Financing. $296 MILLION IN LOANS OUTSTANDING RELATED TO HIGH NET WORTH ESTATE PLANNING FOCUSED LOAN GROWTH STRATEGIES 5.3% 12.3% 10.3% Total Portfolio Loans SPECIALIZED MARKET SEGMENTS HAVE GROWN TO 28% OF TOTAL PORTFOLIO LOANS, OFFERING COMPETITIVE ADVANTAGES, RISK ADJUSTED PRICING AND FEE INCOME OPPORTUNITIES. EXPECTATIONS FOR FUTURE GROWTH INCLUDE CONTINUED FOCUS IN THESE SPECIALIZED MARKET SEGMENTS.

11 DRIVERS OF LOAN GROWTH Enterprise Value Lending 24.0% Life Insurance Premium Finance 16.5% General Commercial & Industrial 15.3% Commercial/ Construction RE 18.0% Residential RE 7.5% Consumer & Other 12.7% Tax Credits 6.0% ENTERPRISE VALUE LENDING LIFE INSURANCE PREMIUM FINANCE GENERAL COMMERCIAL & INDUSTRIAL COMMERCIAL/CONSTRUCTION RE RESIDENTIAL RE CONSUMER & OTHER TAX CREDITS $341 MILLION Jun 30, 2015 – Jun 30, 2016

12 PORTFOLIO LOAN TRENDS $2,543 $2,602 $2,751 $2,833 $2,884 6/30/2015 9/30/2015 12/31/2015 3/31/2016 6/30/2016 In Millions

13 25% 37% 17% 21% ATTRACTIVE DEPOSIT MIX CD Interest Bearing Transaction Accts DDA MMA & Savings JUN 30, 2016 $3,028MM Significant DDA COMPOSITION Declining COST OF DEPOSITS IMPROVING Core Funding 80% OF Core Deposits ARE COMMERCIAL CUSTOMERS $2,692 $2,814 $2,785 $2,932 $3,028 24.5% 24.6% 25.8% 24.5% 24.9% -30.0% -5.0% 20.0% Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Deposits DDA % Cost of Deposits 0.36% 13% DEPOSIT GROWTH Q2 2015 – Q2 2016

14 EARNINGS PER SHARE $0.61 <$0.14> $0.02 $0.49 EPS Non-Core Acquired Assets Other Non-Core Expenses Core EPS In Millions * A Non GAAP Measure, Refer to Appendix for Reconciliation REPORTED VS. CORE EPS* Q2 2016

15 CONTINUED GROWTH IN CORE EPS  DRIVE NET INTEREST INCOME GROWTH IN DOLLARS WITH FAVORABLE LOAN GROWTH TRENDS  DEFEND NET INTEREST MARGIN  MAINTAIN HIGH QUALITY CREDIT PROFILE ACHIEVE FURTHER IMPROVEMENT IN OPERATING LEVERAGE ENHANCE DEPOSIT LEVELS TO SUPPORT GROWTH FINANCIAL SCORECARD 29% 15% 6 bps 25 bps NPLs/Loans 1% 13% Q2 2016 Compared to Q2 2015

16 POSITIVE MOMENTUM IN CORE* EARNINGS PER SHARE $0.28 $0.31 $0.37 $0.33 $0.35 $0.38 $0.44 $0.49 $0.47 $0.49 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 29% Core EPS Growth from Q2 2015 to Q2 2016

17 EARNINGS PER SHARE TREND $0.47 $0.02 $0.49 Q1 '16 Net Interest Income Q2 '16 In Millions CHANGES IN CORE EPS* Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation

18 NET INTEREST INCOME DRIVING CORE REVENUE GROWTH* In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $26.3 $27.1 $28.7 $29.6 $30.2 3.46% 3.41% 3.50% 3.54% 3.52% $18.0 $19.0 $20.0 $21.0 $22.0 $23.0 $24.0 $25.0 $26.0 $27.0 $28.0 $29.0 $30.0 $31.0 $32.0 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Core Net Interest Income* FTE Net Interest Margin*

19 CREDIT TRENDS FOR PORTFOLIO LOANS 11 bps 2 bps -10 bps -1 bps -6 bps Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Net Charge-offs (1) (1) Portfolio loans only, excludes PCI (Purchased Credit Impaired) loans Q2 2016 EFSC PEER(2) NPA’S/ASSETS = 0.47% 0.76% NPL’S/LOANS = 0.44% 0.94% ALLL/NPL’S = 277% 116% ALLL/LOANS = 1.23% 1.14% (2) Peer data as of 3/31/2016 (source: SNL Financial) In Millions 2015 NCO = 6 bps $107 $60 $149 $82 $51 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 In Millions Net Charge-offs (1) 2016 YTD NCO = -4 bps $2.2 $0.6 $0.5 $0.8 $0.7 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Portfolio Loan Growth Provision for Portfolio Loans

20 MANAGED OPERATING EXPENSES* IMPROVING EFFICIENCY In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $6.1 $6.2 $6.5 $6.1 $6.5 $1.6 $1.6 $1.7 $1.7 $1.6 $11.3 $11.5 $11.8 $12.6 $12.3 57.6% 58.6% 56.1% 57.4% 56.3% 0 5 10 15 20 25 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Other Occupancy Employee compensation and benefits Core Efficiency Ratio* $19.0 $19.3 $20.0 $20.4 $20.4

21 OPERATING EXPENSE* LOOK-BACK In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $5.9 $6.5 $1.7 $1.6 $11.9 $12.3 64.5% 56.3% Q2 '14 Q2 '16 Other Occupancy Employee compensation and benefits Core Efficiency Ratio* $19.5 $20.4

22 THIRD QUARTER 2016 DIVIDEND INCREASED 10% TO $0.11 PER COMMON SHARE  6TH CONSECUTIVE INCREASE 2,000,000 SHARE COMMON STOCK REPURCHASE PLAN INSTITUTED  ~ 10% OF EFSC OUTSTANDING SHARES  NO SPECIFIED END DATE  DISCIPLINED, PATIENT APPROACH BASED ON MARKET CONDITIONS SUFFICIENT CAPITAL TO SUPPORT GROWTH PLANS STRONG CAPITAL LEVELS FACILITATE GROWTH AND RETURNS 4.99% 6.02% 7.78% 8.69% 8.88% 9.08% TANGIBLE COMMON EQUITY/TANGIBLE ASSETS

23 HIGHLY FOCUSED, Proven BUSINESS MODEL STRONG TRACK RECORD OF Commercial Loan Growth DIFFERENTIATED COMPETITIVE Lending Expertise Replicating ST. LOUIS MODEL IN Kansas City AND Phoenix DEMONSTRATED PROGRESS TOWARD INCREASED RETURNS AND Enhancing Shareholder Value 109% 90% EFSC Index 5-Year Total Shareholder Return Note: Index = SNL U.S. Bank $1B - $5B, as of 07/14/2016 Source: SNL ENTERPRISE FINANCIAL

24 APPENDIX 2Q 2016 INVESTOR PRESENTATION

25 BALANCE SHEET POSITIONED FOR GROWTH Modest Asset Sensitivity (200 BPS RATE SHOCK INCREASES NII BY 5.7%) 64% FLOATING RATE LOANS, WITH THREE-YEAR AVERAGE DURATION High-quality, Cash-flowing SECURITIES PORTFOLIO WITH THREE YEAR AVERAGE DURATION 25% DDA TO TOTAL DEPOSITS 9.1% Tangible Common Equity/Tangible ASSETS

26 SIGNIFICANT EARNINGS CONTRIBUTION (PRE-TAX) Significant CONTRIBUTION TO FUTURE EARNINGS WITH ESTIMATED FUTURE ACCRETABLE YIELD OF $18 Million SUCCESSFUL FDIC-ASSISTED ACQUISITION STRATEGY SUCCESSFULLY ENTERED INTO AGREEMENT TO TERMINATE ALL EXISTING LOSS SHARE AGREEMENTS WITH THE FDIC IN DECEMBER 2015 2014 2015 2016 YTD $4,856 $7,529 $7,106 Dollars in Thousands Accretable yield estimate as of 06/30/16 COMPLETED 4 FDIC- Assisted TRANSACTIONS SINCE DECEMBER 2009 CONTRIBUTED $60 Million IN Net Earnings SINCE ACQUISITION $89 Million OF CONTRACTUAL CASH FLOWS WITH $48 Million CARRYING VALUE EARLY TERMINATION CHARGE FROM Q4 2015 EARNED BACK 100% IN Q1 2016

27 USE OF NON-GAAP FINANCIAL MEASURES The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as Core net interest margin and other Core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its Core performance measures presented in this presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of PCI loans and related income and expenses, the impact of nonrecurring items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on PCI loans but exclude incremental accretion on these loans. Core performance measures also exclude the Change in FDIC receivable, Gain or loss of other real estate from PCI loans and expenses directly related to the PCI loans and other assets formerly covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items, such as executive separation costs and gain/loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these Core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated. Peer group data consists of publicly traded banks with total assets from $1-$10 billion with commercial loans greater than 20% and consumer loans less than 10%.

Reconciliation of Non-GAAP Financial Measures

(in thousands)	For the Quarter ended Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	For the Six Months ended Jun 30, 2016	Jun 30, 2015
CORE PERFORMANCE MEASURES							
Net interest income	$ 33,783	$ 32,428	$ 32,079	$ 30,006	$ 29,280	$ 66,211	$ 58,325
Less: Incremental accretion income	3,571	2,834	3,412	2,919	3,003	6,405	6,461
Core net interest income	30,212	29,594	28,667	27,087	26,277	59,806	51,864
Total noninterest income	7,049	6,005	6,557	4,729	5,806	13,054	9,389
Less: Change in FDIC loss share receivable	-	-	(580)	(1,241)	(945)	-	(3,209)
Less (plus): Gain (loss) on sale of other real estate from PCI loans	705	-	81	31	10	705	(5)
Less: Gain on sale of investment securities	-	-	-	-	-	-	23
Less: Other income from PCI assets	239	-	-	-	-	239	-
Core noninterest income	6,105	6,005	7,056	5,939	6,741	12,110	12,580
Total core revenue	36,317	35,599	35,723	33,026	33,018	71,916	64,444
Provision for portfolio loans	716	833	543	599	2,150	1,549	3,730
Total noninterest expense	21,353	20,762	22,886	19,932	19,458	42,115	39,408
Less: FDIC clawback	-	-	-	298	50	-	462
Less: FDIC loss share termination	-	-	2,436	-	-	-	-
Less: Other expenses related to PCI loans	325	327	423	287	378	652	848
Less: Executive severance	332	-	-	-	-	332	-
Less: Other non-core expense	250	-	-	-	-	250	-
Core noninterest expense	20,446	20,435	20,027	19,347	19,030	40,881	38,098
Core income before income tax expense	15,155	14,331	15,153	13,080	11,838	29,486	22,616
Core income tax expense	5,237	4,897	5,073	4,204	4,134	10,134	7,781
Core net income	$ 9,918	$ 9,434	$ 10,080	$ 8,876	$ 7,704	$ 19,352	$ 14,835
Core diluted earnings per share	$ 0.49	$ 0.47	$ 0.49	$ 0.44	$ 0.38	$ 0.96	$ 0.74
Core return on average assets	1.07%	1.04%	1.13%	1.03%	0.93%	1.06%	0.91%
Core return on average common equity	10.89%	10.66%	11.46%	10.41%	9.34%	10.78%	9.17%
Core return on average tangible common equity	11.98%	11.76%	12.68%	11.56%	10.41%	11.87%	10.24%
Core efficiency ratio	56.30%	57.40%	56.06%	58.58%	57.64%	56.85%	59.12%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN							
Net interest income (fully tax equivalent)	$ 34,227	$ 32,887	$ 32,546	$ 30,437	$ 29,691	$ 67,114	$ 59,158
Less: Incremental accretion income	3,571	2,834	3,412	2,919	3,003	6,405	6,461
Core net interest income (fully tax equivalent)	$ 30,656	$ 30,053	$ 29,134	$ 27,518	$ 26,688	$ 60,709	$ 52,697
Average earning assets	$ 3,506,801	$ 3,413,792	$ 3,304,827	$ 3,201,181	$ 3,096,294	$ 3,460,296	$ 3,072,188
Reported net interest margin (fully tax equivalent)	3.93%	3.87%	3.91%	3.77%	3.85%	3.90%	3.88%
Core net interest margin (fully tax equivalent)	3.52%	3.54%	3.50%	3.41%	3.46%	3.53%	3.46%

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29 Q&A 2Q 2016 INVESTOR PRESENTATION